LOSS PER SHARE	12 Months Ended
Dec. 31, 2021
LOSS PER SHARE

14.	LOSS PER SHARE

	2021	2020	2019
Numerator
Net loss from continuing operations	$(15,669,093)	$(18,169,070)	$(11,434,632)
Net income (loss) from discontinued operations	$-	$-	5,481,757
Net loss	$(15,669,093)	$(18,169,070)	$(5,952,875)
Denominator
Weighted average number of common shares outstanding	34,545,752	29,169,653	28,821,638
Weighted average number of common shares outstanding - diluted	34,545,752	29,169,653	28,821,638
Basic and diluted loss per share, continuing operations	$(0.45)	$(0.62)	$(0.40)
Basic and diluted income per share, discontinued operations	$-	$-	$0.19
Basic and diluted loss per share	$(0.45)	$(0.62)	$(0.21)

The effect of common share purchase options, warrants, compensation warrants and shares to be issued on the net loss in 2021, 2020 and 2019 is not reflected as they are anti-dilutive.